Exhibit 10.1

FIRST AMENDMENT, dated as of March 6, 2007 (this “Amendment”), to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006 (the “Indenture Supplement”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York, as successor to JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006 (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 2006-1 Investor Notes were issued to the CP Conduit Purchasers.

W I T N E S S E T H:

WHEREAS, the Issuer has requested, and, upon this Amendment becoming effective, the Issuer, the Administrator and the Indenture Trustee have agreed and the Series 2006-1 Investor Noteholders have consented, that certain provisions of the Indenture Supplement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  Defined Terms. All capitalized terms defined in Schedule 1 to the Base Indenture or the Indenture Supplement and used herein shall have the meanings given to them therein.

2.  Amendments to Article 4 of the Indenture Supplement. Article 4 of the Indenture Supplement is hereby amended by:

(i)  deleting the word “or” at the end of clause (t) thereof, inserting the word “or” at the end of clause (u) thereof and adding the following new clause (v) thereto:

“(v) the failure on the part of the Administrator (i) to deliver to the Indenture Trustee, the Administrative Agent and each Funding Agent (A) the financial statements of PHH and its consolidated subsidiaries for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and March 31, 2007 and the certificates required to be furnished together therewith in accordance with the terms of Section 8.3(d), (B) either (i) the audited financial statements of PHH and its consolidated subsidiaries for the fiscal year ended December 31, 2006 or (ii) the Form 10-K filed by PHH with the Securities and Exchange Commission for such fiscal year in accordance with the terms of Section 8.3(c) or (C) a letter of independent certified public accountants of recognized national standing concerning the results of agreed upon procedures pursuant to Section 8.3(e) that is in form and substance reasonably satisfactory to the Series 2006-1 Required Investor Noteholders or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Administrator set forth in the Base Indenture or this Indenture Supplement, which failure continues unremedied for a period of 30 days after there shall have been given to the Administrator by the Indenture Trustee or the Administrator and the Indenture Trustee by any Series 2006-1 Investor Noteholder, written notice specifying such default and requiring it to be remedied;”

and

(ii)  deleting the reference to “clause (p) through (u)” in the first line following clauses (a) through (u) thereof and inserting a reference to “clause (p) through (v)” in lieu thereof.

3.  Amendments to Article 8. Article 8 of the Indenture Supplement is hereby amended by inserting in Section 8.3 thereof the following new subsections (c), (d) and (e) after Section 8.3(b) thereof and redesignating existing Sections 8.3(c), (d) and (e) as Sections 8.3(f), (g) and (h), respectively:

“(c) it shall provide to the Indenture Trustee, the Administrative Agent and each Funding Agent, as soon as is practicable, but in any event within 100 days after the end of each fiscal year of PHH, commencing with fiscal year 2006, (i) either (A) consolidated statements of income (or operations) and consolidated statements of cash flows and changes in stockholders’ equity of PHH and its consolidated subsidiaries for such year and the related consolidated balance sheets as at the end of such year, or (B) the Form 10-K filed by PHH with the Securities and Exchange Commission and (ii) if not included in such Form 10-K, an opinion of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial position and results of operations of PHH and its consolidated subsidiaries as at the end of, and for, such fiscal year and that such financial statements were prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods; provided, however, that the Administrator shall not be required to provide the audited financial statements of PHH and its consolidated subsidiaries for fiscal year 2006 prior to June 29, 2007;

(d) it shall provide to the Indenture Trustee, the Administrative Agent and each Funding Agent, as soon as is practicable, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year, commencing with the fiscal quarter ending March 31, 2006, either (i) the Form 10-Q filed by PHH with the Securities and Exchange Commission or (ii) the unaudited consolidated balance sheet of PHH and its consolidated subsidiaries, as at the end of such fiscal quarter, and the related unaudited statements of income and cash flows for such quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter and the corresponding figures as of the end of the preceding fiscal year, and for the corresponding period in the preceding fiscal year, in each case, together with a certificate signed by the chief financial officer, the chief accounting officer or a vice president responsible for financial administration of PHH to the effect that such financial statements, while not examined by independent public accountants, reflect, in his opinion and in the opinion of PHH, all adjustments necessary to present fairly the financial position of PHH and its consolidated subsidiaries, as the case may be, as at the end of the fiscal quarter and the results of their operations for the quarter then ended in conformity with GAAP consistently applied, subject only to year end and audit adjustments and to the absence of footnote disclosure; provided, however, that the Administrator shall not be required to provide the financial statements of PHH and its consolidated subsidiaries and the certificates required to be furnished together therewith for (x) the fiscal quarters ended March 31, 2006 and June 30, 2006 prior to March 31, 2007, (y) the fiscal quarter ended September 30, 2006 prior to the earlier of (1) April 30, 2007 and (2) one Business Day prior to the date on which the principal amount of any indebtedness issued under the Indenture, dated as of November 6, 2000, among PHH and Bank One Trust Company, N.A., as trustee, and any supplements thereto, shall become due and payable as a result of a default under Sections 704 or 1005 thereof (upon required notice and other than by optional redemption) and (z) the fiscal quarter ended March 31, 2007, prior to June 29, 2007;

(e) it shall provide to the Indenture Trustee, the Administrative Agent and each Purchaser Group, no later than March 30, 2007 and, thereafter, in connection with the extension of the Scheduled Expiry Date with respect to any Purchaser Group, no later than sixty days prior to such Scheduled Expiry Date, a letter of independent certified public accountants of recognized national standing, addressed to the members of such Purchaser Group, and dated a date that is reasonably satisfactory to the Series 2006-1 Required Investor Noteholders, in form and substance reasonably satisfactory to the Series 2006-1 Required Investor Noteholders, concerning the agreed upon procedures performed in respect of the Origination Trust Assets allocated to the Lease SUBI Portfolio described on Exhibit G; provided, however, that delivery of any such letter to the Indenture Trustee, the Administrative Agent or any member of a Purchaser Group may be conditioned on receipt by such independent certified public accountants of a letter substantially in the form of Exhibit H from the Indenture Trustee, the Administrative Agent or such member of a Purchaser Group, respectively;”

4.  Amendment to Schedule I. On the Amendment Effective Date, the Series 2006-1 Maximum Invested Amount shall be increased to $2,900,000,000, Schedule I to the Indenture Supplement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof new Schedule I in the form of Schedule A to this Amendment and the Maximum Purchaser Group Invested Amount with respect to each Purchaser Group shall equal the amount set forth for such Purchaser Group on such new Schedule I to the Indenture Supplement.

5.  Addition of Exhibits G and H. The Indenture Supplement is hereby amended by adding Exhibits G and H thereto in the forms of Schedules B and C to this Amendment.

6.  Conditions to Effectiveness. This Amendment shall become effective on March 6, 2007 (the “Amendment Effective Date”), if each of the following conditions precedent shall have been satisfied on or prior to such day:

(a)  The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee;

(b)  The representations and warranties of the Issuer and VMS contained in the Transaction Documents to which each is a party shall be true and correct in all material respects as of the Amendment Effective Date as if made as of the Amendment Effective Date;

(c)  The Administrative Agent shall have received the Reallocation Agreement in the form of Exhibit C to this Amendment, duly executed by the Issuer, the CP Conduit Purchasers and the APA Banks with respect to such CP Conduit Purchasers pursuant to which the Purchaser Group Invested Amount with respect to each Purchaser Group will be increased or decreased such that the Pro Rata Share with respect to each Purchaser Group shall equal the Commitment Percentage with respect to such Purchaser Group, calculated using the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group set forth on Schedule A to this Amendment;

(d)  The Issuer shall have signed and directed the Indenture Trustee to authenticate and deliver to each Funding Agent, other than the Funding Agent with respect to Atlantic Asset Securitization LLC, a new Series 2006-1 Investor Note in the name of such Funding Agent in an amount equal to the Maximum Purchaser Group Invested Amount with respect to the Purchaser Group of which the CP Conduit Purchaser with respect to such Funding Agent is a member set forth on Schedule A to this Amendment in exchange for the Series 2006-1 Investor Note delivered to such Funding Agent on March 7, 2006;

(e)  The Indenture Trustee and the Administrative Agent shall have received the Extension of Scheduled Expiry Date and Consent of Purchaser Groups in the form of Exhibit A to this Amendment, duly executed by the Issuer, the CP Conduit Purchasers, the APA Banks and the Administrative Agent;

(f)  The Indenture Trustee and the Administrative Agent shall have received the amended and restated Fee Letter relating to the Indenture Supplement in the form of Exhibit B to this Amendment, duly executed by the Issuer, the Administrator, the Administrative Agent and each Funding Agent; and

(g)  The Issuer shall have paid to the Administrative Agent on behalf of each Purchaser Group the non-refundable renewal fee contemplated by the amended and restated Fee Letter referred to in Section 6(e) hereof.

7.  Miscellaneous.

(a)  Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.

(b)  No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Indenture Supplement are and shall remain in full force and effect.

(c)  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(d) Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC

By: /s/ Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President & Treasurer

PHH VEHICLE MANAGEMENT SERVICES, LLC

By: /s/ Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President & Treasurer

THE BANK OF NEW YORK, as successor Indenture Trustee

By: /s/ Gregory K. Weachock
Name: Gregory K. Weachock
Title: Assistant Treasurer

EXHIBIT A
TO FIRST AMENDMENT
TO INDENTURE SUPPLEMENT

Extension of Scheduled Expiry Date and Consent of Purchaser Groups

Reference is made to (i) that certain Series 2006-1 Indenture Supplement, dated as of March 7, 2006 (as amended or supplemented, the “Indenture Supplement”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York, as successor to JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006 between the Issuer and the Indenture Trustee pursuant to which the Series 2006-1 Investor Notes were issued to the CP Conduit Purchasers, (ii) that certain First Amendment to the Indenture Supplement, dated as of March 6, 2007 (the “First Amendment to the Indenture Supplement”), among the Issuer, the Administrator and the Indenture Trustee and (iii) that certain First Amendment to the Amended and Restated Sold SUBI Supplement 1999-1 to Amended and Restated Servicing Agreement, dated March 6, 2007 (the “First Amendment to the Servicing Supplement”), among the Origination Trust, the SUBI Trustee, Holdings, VMS and the Servicer, in the form of Annex A hereto. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.

The undersigned hereby agree to extend the Scheduled Expiry Date to March 4, 2008, effective on the date hereof, and consent to the execution, delivery and performance of the First Amendment to the Indenture Supplement and the First Amendment to the Servicing Supplement by the parties thereto.

The undersigned hereby waive any Potential Amortization Event or Amortization Event arising by reason of the failure of the Issuer to comply with the requirements of Section 4.4(b) of the Base Indenture, solely to the extent that the audited financial statements of the Issuer for the fiscal year ended December 31, 2006 required to be furnished to the Indenture Trustee pursuant to such Section 4.4(b) shall have been furnished to the Indenture Trustee no later than June 29, 2007; provided that the failure to furnish such financial statements by June 29, 2007 shall constitute an immediate Amortization Event.

Dated: March 6, 2007

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
Name:
Title:

FALCON ASSET SECURITIZATION COMPANY LLC, as a CP Conduit Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an APA Bank

By:
Name:
Title:

CRC FUNDING, LLC, as a CP Conduit Purchaser

By: CITICORP NORTH AMERICA, INC.,
As Attorney-in-Fact

By:
Name:
Title:

CITIBANK, N.A., as an APA Bank

By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC, as a CP Conduit Purchaser

By: WACHOVIA CAPITAL MARKETS, LLC,
As Attorney-in-Fact

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank

By:
Name:
Title:

YC SUSI TRUST, as a CP Conduit Purchaser

By: Bank of America, National Association, as Administrative Trustee

By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank

By:
Name:
Title:

LIBERTY STREET FUNDING CORPORATION, as a CP Conduit Purchaser

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as an APA Bank

By:
Name:
Title:

PARADIGM FUNDING, LLC, as a CP Conduit Purchaser

By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank

By:
Name:
Title:

By:
Name:
Title:

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser

By:
Name:
Title:

By:
Name:
Title:

CALYON New York Branch, as an APA Bank

By:
Name:
Title:

By:
Name:
Title:

THAMES ASSET GLOBAL SECURITIZATION NO.1 INC., as a CP Conduit Purchaser

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND, NEW YORK BRANCH, as an APA Bank

By:
Name:
Title:

ANNEX A
TO EXTENSION OF
SCHEDULED EXPIRY
DATE AND CONSENT
OF PURCHASER GROUPS

AMENDMENT NO. 1

DATED AS OF MARCH 6, 2007

TO

AMENDED AND RESTATED SOLD SUBI SUPPLEMENT 1999-1

TO SERVICING AGREEMENT

AMONG

D.L. PETERSON TRUST,

CHESAPEAKE FINANCE HOLDINGS LLC,

WILMINGTON TRUST COMPANY,

AS SUBI TRUSTEE

AND

PHH VEHICLE MANAGEMENT SERVICES, LLC, AS SERVICER

DATED AS OF MARCH 7, 2006

AMENDMENT NO. 1, dated as of March 6, 2007 (the “Amendment”), to Amended and Restated Sold SUBI Servicing Supplement 1999-1 to Servicing Agreement, dated as of March 7, 2006, among D.L. Peterson Trust, a Delaware statutory trust (the “Origination Trust”), Chesapeake Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as a SUBI Trustee (the “SUBI Trustee”), and PHH Vehicle Management Services, LLC, a Delaware limited liability company (“VMS”), as Servicer.

W I T N E S S E T H:

WHEREAS, Holdings, the Origination Trust, VMS and the SUBI Trustee are parties to the Amended and Restated Sold SUBI Supplement 1999-1 to Servicing Agreement, dated as of March 7, 2006 (the “Servicing Supplement”);

WHEREAS, Holdings, the Origination Trust, VMS and the SUBI Trustee desire to amend certain terms of the Servicing Supplement; and

WHEREAS, Holdings, the Origination Trust, VMS and the SUBI Trustee have duly authorized the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Servicing Supplement be amended and supplemented as follows:

1. Certain Defined Terms. Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Servicing Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

2. Amendment to Section 8.2 of the Servicing Supplement  Section 8.2 of the Servicing Supplement is hereby replaced in its entirety by the following:

“The Servicer shall cause Deloitte & Touche LLP or another firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer, to deliver to Holdings, the Issuer, the Indenture Trustee and each Rating Agency on or before March 31 of each year concerning the 12-month period ended December 31 of the preceding year, beginning March 31, 2006, a report to the effect that such firm has examined the assertion of the Servicer’s management as to its compliance with the servicing requirements set forth in Article II of the Servicing Agreement with respect to such 12- month (or other) period and that (A) such examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and (B) except as described in the report, management’s assertion is fairly stated in all material respects. The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

3. Duplicate Originals. The parties may sign any number of copies of this Amendment. One signed copy is enough to prove this Amendment.

4. Ratification and Effect  The Servicing Supplement, as amended and supplemented by this Amendment, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6. Headings. The various headings in this Amendment are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Amendment.

7. Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

8. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

IN WITNESS WHEREOF, the Origination Trust, Holdings, VMS and the SUBI Trustee have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first written above.

D.L. PETERSON TRUST

By: Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee

By:
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

PHH VEHICLE MANAGEMENT SERVICES, LLC

By:
Name:
Title:

CHESAPEAKE FINANCE HOLDINGS LLC

By:
Name:
Title:

EXHIBIT B
TO FIRST AMENDMENT
TO INDENTURE SUPPLEMENT

Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, Maryland 21152

                            March 6, 2007

Amended and Restated Series 2006-1 Indenture Supplement Fee Letter

JPMorgan Chase Bank, N.A.
10 South Dearborn, IL1-0597
Chicago, Illinois 60670

Ladies and Gentlemen:

Reference is hereby made to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended as of the date hereof (as further amended or supplemented from time to time, the “Series 2006-1 Indenture Supplement”), among Chesapeake Funding LLC, as the issuer (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator, JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent (the “Administrative Agent”), the CP Conduit Purchasers, APA Banks and Funding Agents named therein and The Bank of New York, as successor to JPMorgan Chase Bank, N.A., as indenture trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006, between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Series 2006-1 Indenture Supplement. This Fee Letter sets forth (i) the definitions of Applicable Margin, Commitment Fee Rate and Program Fee Rate used in the Series 2006-1 Indenture Supplement, (ii) the fees to be paid by the Issuer to the Administrative Agent on behalf of the Funding Agents on the date hereof and (iii) the fees to be paid by the Issuer to the Administrative Agent on behalf of the Funding Agents if the Administrator shall not have delivered (x) the audited consolidated financial statements of PHH and its consolidated subsidiaries for the fiscal year ended December 31, 2006 or (y) the Form 10-K filed by PHH with the Securities and Exchange Commission for such fiscal year pursuant to Section 8.3(c) of the Series 2006-1 Indenture Supplement on or prior to May 31, 2007.

The following terms shall have the following meanings:

“Applicable Margin” means on any date of determination, 0.875% per annum; provided, however that after the occurrence of an Amortization Event or a Potential Amortization Event, the Applicable Margin shall equal 1.50% per annum.

“Commitment Fee Rate” means 0.16% per annum; provided, however, that the Commitment Fee Rate on any day on or after October 1, 2007 on which the Series 2006-1 Maximum Invested Amount is greater than $2,150,000,000 shall be 0.235% per annum.

“Program Fee Rate” means 0.235% per annum; provided, however, that the Program Fee Rate on any day on or after October 1, 2007 on which the Series 2006-1 Maximum Invested Amount is greater than $2,150,000,000 shall be 0.29% per annum.

On the date hereof, the Issuer shall pay to the Administrative Agent on behalf of each Purchaser Group an amount equal to 0.075% of the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group.

If the Administrator shall not have delivered to the Indenture Trustee, the Administrative Agent and each Funding Agent either (i) the audited consolidated financial statements of PHH and its consolidated subsidiaries for the fiscal year ended December 31, 2006 or (ii) the Form 10-K filed by PHH with the Securities and Exchange Commission for such fiscal year pursuant to Section 8.3(c) of the Series 2006-1 Indenture Supplement on or prior to May 31, 2007, the Issuer shall pay to the Administrative Agent on behalf of each Purchaser Group an amount equal to 0.04% of the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group.

Once paid, the fees or any part thereof payable hereunder shall not be refundable under any circumstances. All fees payable hereunder shall be paid in immediately available funds and shall be in addition to reimbursement of our reasonable out-of-pocket expenses.

It is understood and agreed that this Fee Letter shall not constitute or give rise to any obligation to provide any financing; such an obligation will arise only to the extent provided in the Series 2006-1 Indenture Supplement. This Fee Letter may not be amended or waived except by an instrument in writing signed by the Issuer and each of the undersigned parties. This Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. This Fee Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Fee Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this Fee Letter.

Very truly yours,

CHESAPEAKE FUNDING LLC

By: ____________________________
Name:
Title:

Accepted and agreed to as of
the date first written above by:

PHH VEHICLE MANAGEMENT SERVICES, LLC,

as Administrator

By: ____________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: ____________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Funding Agent

By: ____________________________
Name:
Title:

CITICORP NORTH AMERICA, INC., as Funding Agent

By: ____________________________
Name:
Title:

WACHOVIA BANK, NATIONAL

ASSOCIATION, as Funding Agent

By: ____________________________
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as Funding Agent

By: ____________________________
Name:
Title:

THE BANK OF NOVA SCOTIA, as Funding Agent

By: ____________________________
Name:
Title:

WESTLB AG, New York Branch, as Funding Agent

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as Funding Agent

By: ____________________________
Name:
Title:

CALYON NEW YORK BRANCH, as Funding Agent

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

EXHIBIT C
TO FIRST AMENDMENT
TO INDENTURE SUPPLEMENT

Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, Maryland 21152

                            March 6, 2007

Reallocation of Purchaser Group Invested Amounts

JPMorgan Chase Bank, N.A.
10 South Dearborn, IL1-0597
Chicago, Illinois 60670

Ladies and Gentlemen:

Reference is hereby made to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended by the First Amendment thereto (the “First Amendment”) dated as of the date hereof (as further amended or supplemented from time to time, the “Series 2006-1 Indenture Supplement”), among Chesapeake Funding LLC, as the issuer (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), the CP Conduit Purchasers, APA Banks and Funding Agents named therein and The Bank of New York, as successor to JPMorgan Chase Bank, National Association, as indenture trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006, between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Series 2006-1 Indenture Supplement.

On the date hereof pursuant to the First Amendment, the Series 2006-1 Maximum Invested Amount is being increased to $2,900,000,000 and the Maximum Purchaser Group Invested Amounts with respect to the Purchaser Groups are in most cases increasing. Each Purchaser Group has agreed to enter into this letter agreement and increase or decrease its Purchaser Group Invested Amount pursuant hereto in order to ensure that the Pro Rata Share with respect to such Purchaser Group equals the Commitment Percentage with respect to such Purchaser Group after giving effect to such increases.

Each Purchaser Group listed on Schedule A hereto hereby agrees that on the date hereof the CP Conduit Purchaser included in such Purchaser Group shall issue Commercial Paper in an amount sufficient to increase the CP Conduit Funded Amount with respect to such Purchaser Group by the amount set forth opposite the name of such CP Conduit Purchaser on Schedule A hereto (each an “Increase Amount”). Each Purchaser Group listed on Schedule B hereto hereby agrees that on the date hereof the CP Conduit Purchaser included in such Purchaser Group shall retire Commercial Paper in an amount sufficient to decrease the CP Conduit Funded Amount with respect to such Purchaser Group by the amount set forth opposite the name of such CP Conduit Purchaser on Schedule B hereto (each a “Decrease Amount”). The Issuer hereby acknowledges and agrees that it will have no interest in the proceeds of any Commercial Paper to be issued on the date hereof.

Each Purchaser Group listed on Schedule A hereto hereby agrees to cause an amount equal to its Increase Amount to be paid to the Administrative Agent on the date hereof, in immediately available funds by wire transfer to the FMSD Incoming Clearing Account, account number 9008112016 at JPMorgan Chase Bank, N.A., ABA#: 021000021, Reference: Chesapeake Funding LLC, 2006-1, no later than 11:00 a.m. (New York City time). Upon receipt of such funds, the Administrative Agent shall pay each Purchaser Group listed on Schedule B hereto its Decrease Amount.

The parties hereto acknowledge and agree that, after giving effect to the payment of the Increase Amounts and the Decrease Amounts as provided herein, the Series 2006-1 Invested Amount shall remain unchanged and the Purchaser Group Invested Amount of each Purchaser Group shall equal the amount set forth opposite the name of the CP Conduit Purchaser included in such Purchaser Group on Schedule C hereto.

This Letter Agreement may not be amended or waived except by an instrument in writing signed by the Issuer and each of the undersigned parties. This Letter Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Letter Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this Letter Agreement.

Very truly yours,

CHESAPEAKE FUNDING LLC

By: ____________________________
Name:
Title:

Accepted and agreed to as of
the date first written above by:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: ____________________________
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY, LLC, as
a CP Conduit Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: ____________________________
Name:
Title:

FALCON ASSET SECURITIZATION COMPANY LLC, as
a CP Conduit Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: ____________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., as APA Bank

By: ____________________________
Name:
Title:

CRC FUNDING, LLC, as a CP Conduit Purchaser

By: CITICORP NORTH AMERICA, INC., As Attorney-in-Fact

By: ____________________________
Name:
Title:

CITIBANK, N.A., as an APA Bank

By: ____________________________
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC, as a CP Conduit Purchaser

By: WACHOVIA CAPITAL MARKETS, LLC, As Attorney-in-Fact

By: ____________________________
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank

By: ____________________________
Name:
Title:

YC SUSI TRUST, as a CP Conduit Purchaser

By: Bank of America, National Association, as Administrative Trustee

By: ____________________________
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank

By: ____________________________
Name:
Title:

LIBERTY STREET FUNDING CORPORATION, as a CP Conduit Purchaser

By: ____________________________
Name:
Title:

THE BANK OF NOVA SCOTIA, as an APA Bank

By: ____________________________
Name:
Title:

PARADIGM FUNDING, LLC, as a CP Conduit Purchaser

By: ____________________________
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

CALYON New York Branch, as an APA Bank

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

THAMES ASSET GLOBAL SECURITIZATION NO.1 INC., as a CP Conduit Purchaser

By: ____________________________
Name:
Title:

THE ROYAL BANK OF SCOTLAND, NEW YORK BRANCH, as an APA Bank

By: ____________________________
Name:
Title: